EXHIBIT 32

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Golden Edge Entertainment, Inc., a Delaware corporation, does hereby certify, to such officer’s knowledge, that the Quarterly Report on Form 10-Q for the six months ended June 30, 2016, of Golden Edge Entertainment, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Golden Edge Entertainment, Inc.

Dated:  September 28, 2016

/s/  Tony Khoury

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 Tony Khoury

 Secretary, Treasurer and Chairman of the Board

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Golden Edge Entertainment, Inc., a Delaware corporation, does hereby certify, to such officer’s knowledge, that the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2016 of Golden Edge Entertainment, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Golden Edge Entertainment, Inc.

Dated:  September 28, 2016

/s/ Mirsad Jakubovic

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Mirsad Jakubovic

Chief Financial Officer

The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.